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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 11, 2005

                             ----------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-15190                13-3159796
        -------------                    -------                ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)

                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                          ----------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                            ------------------------
              (Registrant's telephone number, including area code)

                                      N/A
                               -----------------
                        (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

      On July 11, 2005, Genentech, Inc., OSI Pharmaceuticals, Inc.'s partner for the distribution and sale in the United States of its oncology drug, Tarceva(R) (erlotinib), announced that the net sales of Tarceva for the quarter ended June 30, 2005 were $70.2 million.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2005                              OSI PHARMACEUTICALS, INC.

                                              By:   /s/ MICHAEL G. ATIEH
                                                  ------------------------------
                                                  Michael G. Atieh
                                                  Executive Vice President and
                                                  Chief Financial Officer